Q4 2022 Earnings Presentation 1 Q4 2022 EARNINGS PRESENTATION February 9, 2023

Q4 2022 Earnings Presentation 2 FORWARD LOOKING STATEMENTS This presentation contains certain statements related to future results, our intentions, beliefs and expectations or predictions for the future which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from either historical or anticipated results depending on a variety of factors. These risks and uncertainties include, but are not limited to, the impact of the continuing financial and operational uncertainty due to the COVID-19 pandemic, including its impact on the overall economy, our sales, customers, operations, team members and suppliers. Further information concerning the Company and its business, including factors that potentially could materially affect the Company’s financial results, is contained in the Company’s filings with the Securities and Exchange Commission. This presentation includes market and industry data, forecasts and valuations that have been obtained from independent consultant reports, publicly available information, various industry publications and other published industry sources. Although we believe these sources are reliable, we have not independently verified the information and cannot make any representation as to the accuracy or completeness of such information. We disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements contained in this presentation or to reflect any change in our expectations after the date of this presentation or any change in events, conditions or circumstances on which any statement is based. Use of Non-GAAP Financial Measures This presentation contains non-GAAP financial measures. These measures, the purposes for which management uses them, why management believes they are useful to investors, and a reconciliation to the most directly comparable GAAP financial measures can be found in the Appendix of this presentation. All references to profit measures and earnings per share on a comparable basis exclude items that affect comparability.

Q4 2022 Earnings Presentation 3 Q4 2022 QUARTERLY HIGHLIGHTS Solid Performance Driven by Diversified Portfolio and Execution by Patrick Team Members Revenue Down 17% Y/Y on RV OEM Production Reduction • Marine & Housing revenue growth reduced impact of 47% decline in RV wholesale unit shipments • RV OEMs reduced production to better align dealer inventory with demand • Marine inventory channel continued to rebuild as powerboat shipments increased year-over-year • Housing revenue growth driven by share gains, pricing, shift to multi-family, and continued R&R spending • Long-term demand trends in leisure lifestyle and housing remain positive despite near-term uncertainty Gross Margin Expansion of 130bps Y/Y • More diversified end market exposure with growing Marine and aftermarket revenue; growing portfolio of higher margin products • Flexible platform with highly variable cost structure; improved efficiency through automation and technology • Strong execution of leverageable model, strategic acquisitions and close partnership with customers Strong Cash Flows to Help Weather Economic Uncertainty • 74% increase in operating cash flow primarily driven by working capital monetization • Deploying Capex to increase automation, improve efficiency, and expand capabilities • Strong available liquidity and low leverage allow us to remain opportunistic and forward leaning • Increased our quarterly dividend 36% in Q4 to $0.45 per share; reauthorization of our stock buyback program to $100 million in December Continued Progress on ESG Initiatives • Published inaugural Responsibility & Sustainability Report • ESG Journey is a natural extension of our BETTER Together philosophy to further develop practices that drive accountability and performance across our operations • Our efforts support Empowering People, Caring for Our Planet, and Living by Our Policies

Q4 2022 Earnings Presentation 4 PERFORMANCE BY MARKET SECTORS RV Marine MH Industrial 43% of Q4’22 Sales 27% of Q4’22 Sales 16% of Q4’22 Sales 14% of Q4’22 Sales (39%) +35% +3% Revenue of $411M Revenue of $255M Revenue of $155M Revenue of $130M CPU1 of $5,257 +31% CPU1 of $5,281 +45% CPU1 of $6,243 +21% Housing Starts (Y/Y) (16%) CPU1 = Content per wholesale unit on a trailing twelve-month basis Multi-Family Single-Family (26%)+8% (2%)

MARKET SECTOR TRENDS

Q4 2022 Unit Snapshot


RV[1]
77,700
68,700
Wholesale
Retail
MARINE[1]
46,100
22,100
Wholesale
Retail

RV: Industry headwinds, macroeconomic uncertainty and consumer pressures impacting RV market

MARINE: Supply chain constraints easing, allowing OEMs to replenish depleted inventories

Industry Trends

RV:
- OEMs acting with discipline, reducing production schedules to manage dealer inventories
- Despite near-term challenges, RV industry should benefit from favorable demographic trends
- Additional government resources allocated to promoting parks improvements

Marine:
- Inventory and demand for higher-end categories remain constructive
- Commodity and freight costs declining
- Average age of preowned boats sold in 2021 was at near all-time highs according to the NMMA Abstract, pointing to opportunities for OEMs and Aftermarket

MH
- Long-term demand trends remain positive as affordable housing gap remains unfilled
- Industry has seen slow and steady recovery since Great Recession, with current shipments well below previous peaks

INDUSTRIAL
- Limited housing inventory sustains long-term demand trends
- New housing starts impacted by rising interest rates, signs point to demand shifting toward multi-family and rental options

Durable Secular Trends

- Lifestyle preferences of families looking to experience camping/outdoor and boating activities with friends and family continue to support demand

MH:
- Urban-to-less-dense movement
- Demographics, lower inventories at affordable price points

Industrial:
- R&R activities, multi-family construction activity
- Low inventory of available homes

PATRICK

[1] Company estimates supported by RVIA, NMMA & SSI

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Q4 2022 Earnings Presentation 6 NET SALES & GROSS MARGIN OPERATING INCOME & MARGIN $2.62 $1.82 Q4 2021 Q4 2022 $2.62 $1.68 Q4 2021 Q4 2022 Q4 2022 FINANCIAL PERFORMANCE $95 $68 Q4 2021 Q4 2022 $1,147 $952 Q4 2021 Q4 2022 8.3% 7.1%  Net Sales declined 17% as revenue growth in our Marine and MH end markets partially offset a 47% reduction in RV OEM wholesale shipments  Gross margin improved due to end market diversification strategy, realization of production efficiency initiatives and proactive management of our highly variable cost structure  Operating margin results driven by the impact of reduced RV OEM production, investments in human capital, continued execution of our IT transformation and an increase in amortization of intangible assets  Invested $16M in capital expenditures to support automation, production efficiency initiatives, and information technology  Adjusted diluted EPS decreased 31% excluding the impact of new accounting standard on diluted EPS of $0.14 ($ millions except per share data) DILUTED EPS ADJUSTED DILUTED EPS 19.8% 21.1%

BALANCE SHEET AND LIQUIDITY

DEBT STRUCTURE AND MATURITIES[1]

- $150.0M Term Loan ($136.9M o/s), pre-determined quarterly installments; balance due August 2027
- $775.0M ($80.3M o/s) Senior Secured Revolver, due August 2027
- $172.5M 1.00% Convertible Senior Notes, due February 2023[3]
- $300.0M 7.50% Senior Notes, due October 2027
- $258.8M 1.75% Convertible Senior Notes, due December 2028
- $350.0M 4.75% Senior Notes, due May 2029

COVENANTS AND RATIOS[1]

- Consolidated Net Leverage Ratio – 1.9x
- Consolidated Secured Net Leverage Ratio – 0.29x versus 2.75x maximum
- Consolidated Fixed Charge Coverage Ratio – 5.42x vs. minimum 1.50x

LIQUIDITY[1]

- Available liquidity, including cash on hand - $507.9M

NET LEVERAGE[2] *($ millions)*

Total Debt Outstanding	$	1,298.4
Less: Cash and Debt Paid as Defined by the Credit Agreement		(22.8)
Net Debt	$	1,275.6
LTM Pro-Forma Adj. EBITDA	$	673.6
Net Debt to Pro-Forma Adj. EBITDA		1.9 x

LIQUIDITY *($ millions)*

Total Revolver Credit Capacity	$	775.0
Less: Total Revolver Used (including outstanding letters of credit)		(87.4)
Unused Credit Capacity	$	687.6
Add: Cash on Hand		22.8
Total Liquidity	$	710.4
Less: Reserve for 1.00% Convertible Senior Notes, due February 2023[2,3]		(202.5)
Total Available Liquidity	**$**	**507.9**

Strong Balance Sheet and Favorable Capital Structure to Support Investments and Pursue Attractive Growth Opportunities

[1] As of 12/31/22; [2] As defined by credit agreement; [3] In February 2023, the Company utilized available borrowing capacity under the Revolver due 2027 and cash on hand to satisfy its repayment obligation for the 1.00% Convertible Notes due 2023.

PATRICK
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Q4 2022 Earnings Presentation 8 APPENDIX

Q4 2022 Earnings Presentation 9 NON-GAAP RECONCILIATION RECONCILIATION OF NET INCOME TO EBITDA TO LTM PRO-FORMA ADJUSTED EBITDA ($ in millions) 12/31/2022 Net Income $ 328.2 + Depreciation & Amortization 130.7 + Interest Expense, net 60.8 + Income Taxes 107.2 EBITDA $ 626.9 + Stock Compensation Expense 21.8 + Acquisition proforma, transaction-related expenses & other 24.9 Pro-Forma Adjusted EBITDA $ 673.6 RECONCILIATION OF NET LEVERAGE* ($ in millions) Total debt outstanding @ 12/31/2022 $ 1,298.4 Less: cash on hand @ 12/31/2022 (22.8) Net debt @ 12/31/2022 $ 1,275.6 Pro-Forma Adjusted EBITDA $ 673.6 Net debt to Pro-Forma Adjusted EBITDA 1.9x Use of Non-GAAP Financial Information * As defined by credit agreement which includes debt and cash balances -Earnings before interest, taxes, depreciation and amortization (“EBITDA”), Pro-Forma Adjusted EBITDA, and Net Debt to Pro-Forma Adjusted EBITDA are non-GAAP financial measures. In addition to reporting financial results in accordance with accounting principles generally accepted in the United States, we provide non-GAAP operating results adjusted for certain items and other one-time items. -We adjust for the items listed above in all periods presented, unless the impact is clearly immaterial to our financial statements. -We utilize the adjusted results to review our ongoing operations without the effect of these adjustments and for comparison to budgeted operating results. We believe the adjusted results are useful to investors because they help them compare our results to previous periods and provide important insights into underlying trends in the business and how management oversees our business operations on a day-to-day basis.

Q4 2022 Earnings Presentation 10 www.patrickind.com